UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2010

Date of reporting period:  09/30/2010

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Annual Report
September 30, 2010

Intrepid Capital Fund

Mark F. Travis,
President/C.E.O.

October 18, 2010

Dear Fellow Shareholders,

The Intrepid Capital Fund completed its fiscal year ending September 30, 2010 with a total return of +14.27% for the investor share class.  This compares favorably to both the S&P 500 Index’s +10.16% return and the Russell 2000 Index’s +13.35% gain over the same time frame.  The Bank of America-Merrill Lynch High Yield Master II Index of high yield bonds was up 18.51%.  I believe our willingness to commit capital when volatility spikes and fear is high has contributed to the fund generating these attractive total returns.  This, coupled with consistent cash inflows, has enabled me to have readily available cash to invest either on a one-off or wholesale basis, such as the “Flash Crash” (the brief financial 1,000 point drop tornado) on the afternoon of May 6th.

I would caution shareholders to not anticipate annualized returns of this magnitude (i.e. mid teens annualized) and to look more closely at the trailing 3 and 5 year returns of the fund.  My lawyer requires that I insert the standardized disclaimer here, “Past performance is no guarantee of future results.”  That said, the analytical team at Intrepid Capital continues to turn over a lot of rocks in an attempt to find mispriced stocks and bonds for the fund.

I find it quite ironic that the fund has outperformed broad-based equity indices like the Dow Jones Industrial Average, S&P 500 and Russell 2000 since inception.  I believe this is indicative of a couple of things.  Number one, I don’t pay any attention to the composition of a stock index.  I do track them regularly to get a feeling for which way the investment winds are blowing.  Number two, too many of my peers are compensated for “Index Hugging,” as I heard an Australian advisor describe it, in an often futile attempt to incrementally “outperform.”  In my opinion, too much long term capital is allocated by consultants to managers where it is okay “to fail conventionally,” as John Maynard Keynes once said.  We may fail, but it won’t be conventionally.

I think it is instructive to shareholders, both old and new, to point out that at times over the near 16 year history of this advisory firm, there have been several periods where it appears “we lost it.”  I like to remind interested observers that rising prices for securities don’t make them more attractive in our eyes, only less so.  If at any time in the future there comes a large disconnect between our performance and the broader indices, we are simply trying to protect your capital and ours from irrational pricing.

A couple of current investments are worthy of comment, as they highlight the Intrepid Capital Fund’s ability to look across the capital structure of a company for potential investment(s).

Rent-A-Center (ticker RCII, followed internally by Jason Lazarus) is a $1.4 billion market cap company.  We originally purchased the firm’s debt, which they refinanced.  We were unwilling to take the interest rate risk in moving from a 3 year piece of paper to a 10 year piece of paper.  After the debt was called, we moved lower in the capital structure and purchased the equity at what we believed to be a discount to private market value.  The company generates $200 million per year in “free cash flow,” which gives it a 13% free cash yield.  Over the last three years, the company has cut outstanding indebtedness in half from $1.2 billion to $600 million.  In addition, Rent-A-Center commenced a dividend and share buyback over the 3rd quarter of 2010.

American Greetings (ticker AM, followed internally by Ben Franklin) is part of a virtual duopoly with Hallmark cards in the greeting card business.  The fund originally purchased the American Greetings 7.375% bonds due June 1, 2016.  This credit is BB+ rated by S&P, covers its interest expense nearly 8 times, and has 1.3X Debt/EBITDA (pre-tax cash flow).  At current prices we have earned a 6.5% yield to worst.  On an $825 million market cap, the company generated over $100 million in free cash flow, indicating a low teens free cash flow yield.  The equity, which we also own, trades for a single digit P/E ratio and has offered a 2.75% dividend yield.  The next time you pick up a greeting card, think of us—we will be smiling.

Lastly, I have been asked, “When will you close to new investors?” Our concentrated portfolio management style is not conducive to managing huge sums of money in the sub-$10 billion space.  My answer is simple: we will close when it is impairing our ability as portfolio managers to add value. This fund has a much broader mandate than our Small Cap Fund (ticker ICMAX), which is likely to close sooner.

I am pleased to say Morningstar, for the period ending September 30, 2010,  ranked the Intrepid Capital Fund in the 1st percentile among 939 and 755 funds in the Moderate Allocation category for the 3 year and 5 year periods respectively,

Intrepid Capital Fund

based on total returns.  The Intrepid Capital Fund received an Overall  5-star Morningstar Rating, the highest rating for risk adjusted returns, out of 939 Moderate Allocation Funds for the period ending September 30, 2010.  The Overall Morningstar Rating for a fund is derived from a weighted average of the fund’s three-, five- and ten-year (if applicable) Morningstar RatingsTM metrics, which are based on risk-adjusted return performance.

Thank you for entrusting us with your hard earned capital.

Best regards,

Mark F. Travis
President

Top Ten Holdings
9-30-10
American Greetings Corp. (AM)	2.4%
Tidewater, Inc. (TDW)	2.3%
Prestige Brands Holdings, Inc. (PBH)	2.3%
Aarons Inc. (AAN)	2.2%
Rent-A-Center Inc. (RCII)	2.1%
Berkshire Hathaway, Inc. (BRK-B)	2.1%
Federated Investors, Inc. (FII)	2.1%
Tekelec (TKLC)	2.1%
Newmont Mining Corp (NEM)	2.1%
ManTech International Corp. (MANT)	2.0%

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Fund is subject to special risks including volatility due to investments in small- and mid-cap stocks, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities.

Must be preceded or accompanied by a prospectus.

© Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  The Intrepid Capital Fund was rated 5-Stars against the following numbers of U.S. domiciled Moderate Allocation funds over the following time periods: 939 and 755 funds in the last three- and five-years respectively.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bank of America Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchase.  Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Bonds rated BB+ by Standard and Poor’s (S&P) are regarded as bonds with speculative fundamentals and the security of future payments is only moderate.  To view the bond rating methodology used by Standard and Poor’s please go to www2.standardandpoors.com/spf/pdf/fixedincome/methodology.pdf.

Please refer to the Schedule of Investments on pages 18-22 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid Small Cap Fund

Jayme Wiggins,
Small Cap Fund
Portfolio Manager

October 8, 2010

Dear Fellow Shareholders,

The Intrepid Small Cap Fund increased 15.30% for the year ended September 30, 2010.  This compares to a 13.35% return for the Russell 2000 Index.  The small cap market appreciated through the first quarter of this calendar year, reversed in May, and then resumed an upward trajectory in September.  The Intrepid Small Cap Fund generally outperformed when the broader market was falling and underperformed when the market was rising.  This is consistent with our historical pattern.  Due to our absolute return focus, we do not usually keep up with benchmarks in rapidly rising markets, such as September when the Russell gained 12.46% versus an 8.41% gain for the Small Cap Fund.

The largest contributors to the fund’s performance over the last fiscal year were understandable businesses like Maidenform Brands (women’s shapewear), Prestige Brands (OTC cleaning and personal care products), and Weis Markets (grocery stores).  The Small Cap Fund also benefited from its precious metals holding Pan American Silver, which was viewed as a hedge against an irresponsible government.  The most significant performance detractors were firms including Tekelec (signaling equipment for telephone networks), ManTech (government IT defense contractor), and Hilltop Holdings (cash-rich holding company with a small insurance operation).  We thought Hilltop was trading at a modest discount to NAV and would be a relatively safe investment until we found better ideas.  Unfortunately, the discount to NAV widened and the stock is more volatile than we initially believed.  Tekelec and ManTech both face major changes in their core markets, but we feel these investments have been excessively punished.  Tekelec’s strong market share and R&D position it well to deal with the shift from Signaling System 7 to Internet Protocol-based networks, while ManTech’s stock price fell more than we feel is justified based on looming cuts in the Defense budget.

The stock market’s midsummer blues gave us an opportunity to add to existing holdings and establish positions in a handful of new names.  For instance, we increased our weight in Aaron’s, a rent-to-own operator that has underperformed the market due to fears related to the new Consumer Financial Protection Bureau.  The credit-constrained environment helped Aaron’s grow earnings during the recession, and we believe regulatory concerns are overblown due to the flexible nature of Aaron’s rental agreements.  Aaron’s is currently priced at just over 6x operating income when adding back new store startup costs.

Although we deployed capital when prices fell, as promised, the recent lift in the markets has increased the difficulty of finding new ideas.  We sampled the Russell 2000 Index this past week and found that the median EV/EBIT (enterprise value to operating income) multiple is 18x.  EV/EBIT is one metric we use to analyze the value of an investment, and most of our purchases are made at single digit multiples of normalized EBIT.  Some might argue that the denominator (operating income) in this ratio is currently depressed.  Arguably, for some businesses that is true.  However, The Wall Street Journal reported on October 4th that after-tax corporate profits reached the third highest percentage of national income since 1947.  While reasonable people could debate whether sales remain depressed, it appears to us that valuations for many small cap businesses are once again becoming stretched.

Nevertheless, we are identifying what we believe are select opportunities of good businesses trading at moderate discounts to their underlying worth.  Typically these companies have faced short-term pressures which have led them to underperform the overall market.  One example of an investment we recently purchased is FTI Consulting (ticker FCN).  FTI is the leader in event-driven consulting.  The company has five operating segments: Corporate Finance/Restructuring, Forensic and Litigation Consulting, Economic Consulting, Technology (e-discovery software), and Strategic Communications.  Examples of services these businesses provide include: representing the creditors’ committees in the Lehman and GM bankruptcies, determining who got paid what in the Madoff case, evaluating whether a merger will face antitrust concerns, and providing PR for rig owner Transocean in the wake of the BP oil spill.

FTI’s management has advertised the business as one that can perform well in any economic scenario.  In downturns the restructuring and forensics divisions benefit from bankruptcies and frauds, while in upturns the economic consulting and communications segments ride the wave of M&A.  However, in July the company cut guidance as it announced that the falloff in the restructuring division was more severe than the rebound in pro-cyclical operations like economic consulting and PR.  The stock dropped sharply on this news, at which point we became interested.  Given the low rate of corporate defaults, we believe things may get worse for FTI before they improve.  Nonetheless, the company generates significant free

Intrepid Small Cap Fund

cash flow (12% trailing 12 month yield) and is trading for 7.5x our normalized EBITA estimate.  Additionally, FTI has previously explored spinning off its Technology segment that makes legal software, and we believe such an action could unlock value and provide upside surprise.  FTI is a market leader with a strong reputation and a portfolio of businesses that should enable it to perform adequately in varied economic environments.  Additionally, the underlying secular trends of increased regulation and more lawsuits are key drivers for the company.

We are working diligently to identify undervalued stocks to replace several of our holdings that are approaching intrinsic value.  Cash levels in the portfolio have remained around 19%.  In our opinion, we remain defensively positioned and expect to underperform the market if it continues to rise quickly.  Many publicly traded small cap companies have consistently lost money (including hundreds in the Russell 2000 Index), and valuations for these enterprises are much more susceptible to speculation.  Our holdings are often mature businesses with low leverage, and these types of investments have not typically participated fully in aggressive bull markets.  We will continue to stay alert to capitalize on market volatility.  Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Small Cap Portfolio Manager

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in smaller companies and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

Must be preceded or accompanied by a prospectus.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments on pages 23-25 for a complete list of fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid Income Fund

Jason Lazarus,	Ben Franklin,
Research Analyst	Research Analyst

October 18, 2010

Dear Fellow Shareholders,

The fiscal year ended September 30th, 2010 was marked by very high levels of new issuance as low government bond yields continued to drive investors into more risky assets.  High-yield debt issuance totaled $255 billion during the last four quarters.  Inflows into the high-yield bond market have remained historically high, and corporate management teams took advantage of portfolio managers’ need to put cash to work.  In times like these, the new issue market begins to feed on itself as managers purchase new bonds with the goal of simply flipping them to a greater fool.  For the fiscal year, the Intrepid Income Fund returned 8.10%, while the Bank of America/Merrill Lynch High Yield Master II index returned 18.51%.  The fund outperformed the index when the market pulled back in January and May, and underperformed when the index resumed its upward momentum.

At Intrepid, we generally do not participate in the new issue market for several reasons, two of which we will discuss here.  First, many companies issuing high yield bonds do not have significant operating histories.  We aim to analyze prospective portfolio companies over an entire market cycle, which can span from seven to ten years.  It is difficult for us to become comfortable with a company’s credit quality after analyzing only the last three years of operating performance.  Second, and most importantly, most newly issued bonds have long maturities, which increases the interest rate risk above our comfort level.  When risk-free rates increase, these longer duration bonds could suffer greater price declines.  We have no doubt that many of these new issues may become cheaper in the future, allowing us to take advantage and purchase bonds at potentially more attractive prices.

It is interesting to look at the ratio of yield-to-maturity to duration. This metric indicates how much of an increase in yields would offset portfolio income and price appreciation over the following year.  As of September 30, 2010, the yield on a portfolio of ten-year U.S. Treasury bonds would need to increase only 27 basis points (0.27%) to offset estimated income and price appreciation.  Conversely, the Intrepid Income Fund’s yield would need to increase 2.24% percent to wipe out next year’s estimated income and price appreciation. This is indicative of the portfolio’s bias toward shorter duration bonds.

The composition of the fund has somewhat changed as issuers have refinanced and extended looming debt maturities, calling our shorter duration bonds in the process.  During the last twelve months, thirteen different bond issues were called in full or part by their respective issuers.  It is important to note that two of these issues were purchased just months prior in anticipation of such an event, meaning eleven core positions were repurchased by our portfolio companies.  Further, three bonds matured, and four more were sold because we believed the yields on those issues were not compensatory of the risks.  The eleven core positions that exited the portfolio were replaced by eleven new positions, some of which we discussed in our semiannual letter published in April 2010.  Of the new positions, one that was particularly attractive was Pep Boys (ticker: PBY)

Pep Boys has two characteristics that we look for in companies: low leverage and high asset coverage.  Pep Boys is the only national automotive retailer offering service, tires, parts and accessories.  A string of changes in CEOs over the past ten years did not change the troubling results of this company until the recent CEO took over in 2008.  The turnaround strategy put in place has been consistently adding incremental results.  While there is still plenty of work to be done, the strategy seems to be working so far.  Additionally, the strategy does not need to continue to improve — what they are doing now in this difficult environment is enough for us to feel comfortable that we will be repaid.  The improved performance has brought their debt / EBITDA ratio down to 2.6X.  Adding to our comfort is the fact that they own many of their stores.  This asset coverage provides extra safety in the unlikely case the operational turnaround is ultimately unsuccessful.  The 2014 notes were originally purchased close to par, but a later sell-off allowed us to purchase more at $95.75 for a yield of 8.6%.

Intrepid Income Fund

As we have noted in past letters, we seek to invest in higher quality businesses that have short-duration bonds offering what we feel are attractive risk-adjusted returns.  In times when markets have experienced extended periods of gains, it becomes more difficult to find securities that offer adequate returns for the risks.  As a result, the fund’s cash balance will increase.  As such, the Intrepid Income Fund will likely underperform during intense bull market rallies and outperform during bear markets.  We believe this strategy should lead to attractive returns with less volatility.

Sincerely,

Jason Lazarus	Ben Franklin
Research Analyst	Research Analyst

Past performance is no guarantee of future results.

Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities.  The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the fund is more exposed to individual securities volatility than a diversified fund.

Must be preceded or accompanied by a prospectus.

The Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  You cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Please refer to the Schedule of Investments on pages 26-28 for a complete list of fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid All Cap Fund

Gregory M. Estes,
All Cap Fund
Portfolio Manager

October 18, 2010

Dear Fellow Shareholders,

For the twelve months of the fiscal year ending September 30th, 2010, the Intrepid All Cap Fund gained 13.93%.  This result was ahead of the S&P 500 Index, which returned 10.16% over the same period.  When we last wrote in April, the S&P 500 had been making steady gains and had appreciated 13.51% from October 1, 2009 to April 30, 2010, while the Intrepid All Cap Fund had increased 17.05% in the same period. It is fair to say that the summer months were not a time of enthusiasm, as concerns mounted that the U.S. economy could experience a double-dip recession. However, the market came roaring back in the month of September; while the Intrepid All Cap Fund appreciated 7.46% in September, the S&P 500 has increased 8.92% over the same period, which may indicate that the market’s fears have eased. Although the Fund exhibits less volatility than the broader Index, in periods in which the Index appreciates rapidly, the Fund has been less likely to outperform.

Whether we are in for a double-dip or not, a couple of things are clear. First, interest rates are incredibly low. As we write this letter, a 10-year Treasury Note yields 2.55%, while a 30-year Treasury Bond yields a mere 3.73%. Short-term rates are near zero. The point is that rates are not likely to go any lower in our opinion, and the short-term rate cannot be cut further. These low rates should be stimulating growth but thus far they have not. That should be of concern to any investor. Adding to the situation is an official unemployment rate of 9.6%. Until this figure begins to fall, businesses will find it challenging to meaningfully grow their revenues. High unemployment has a large impact on most businesses because healthy demand for goods and services depends upon consumers having steady incomes. Thus far, we have seen little in the way of quality revenue growth across many businesses that we follow, and outlooks have been tepid. Our long-term expectation is rates could creep up if the Fed implements an aggressively expansionary monetary policy. When we combine that with conflicting data about economic recovery, we think it is a recipe for a potentially volatile equity market. In practical terms, the current environment means that we must remain extremely cautious in our stock selection and use that volatility to our advantage. That means selling when stocks reach our intrinsic value estimates and buying when the stock price trades at a discount to intrinsic value. The process hinges upon our calculated intrinsic values for each individual stock. In a market in which equity prices rise rapidly, stock prices could more quickly reach their respective intrinsic values, which could then require us to liquidate the positions. Conversely, sharp declines in the stock market could create larger discounts in possible investment ideas, which in turn may lead us to establish new positions. This has caused more turnover than we believe is normal for our investment process, but we also believe it may lead to better long-term risk-adjusted returns.

Market volatility has led us to a continued level of heightened activity for the past six months. Among the larger positions sold in the period were Brown-Forman (ticker: BF/B), Endo Pharmaceuticals (ticker: ENDP), and Foot Locker (ticker: FL). In these instances, the respective stock prices moved above our intrinsic value estimates. In the case of a smaller holding, HQ Sustainable Maritime Industries (ticker: HQS), the rapid increase in accounts receivable and management’s issuance of new shares forced us to reconsider our intrinsic value estimate. We came to the conclusion that we had no confidence in our valuation, and sold the position at a loss.

Over the past six months, we have been net liquidators in the Fund, as cash increased from 14.1% at the end of March 2010 to 16.4% at the end of September 2010. Our cash position is not really a market call. Rather, it is the result of a bottom-up process in which the cash level falls as more individual stocks can be found at what we believe are attractive discounts. As those opportunities dwindle, the cash level in the fund rises. Nonetheless, we have been able to find some new ideas which we think are undervalued. One of these ideas, Global Payments (ticker: GPN), offers electronic payment processing services for merchants. It has generated an attractive return on capital of roughly 17% and it has a clean balance sheet with no net debt. Currently, its operations are depressed by a slowdown in electronic transactions, primarily in North America. However, we believe that increased global usage of card payments will be a long-term driver for the industry in general and Global Payments in particular given its presence in Asia. In addition, the Company’s G2 project—a merging of back office operations onto one platform—should allow it to realize more efficiency of scale, which is critical in the payment processing business. Another addition to the Fund is Western Digital Corporation (ticker: WDC), a leading manufacturer of hard drives for desktops, laptops, and other electronic devices. While the business is cyclical, we believe we are purchasing a business with excellent margins that generates quality free cash flow (about 15% of firm value). In addition, it once again has a clean balance sheet with net cash of $2.3 billion, which is roughly 35% of the Company’s market cap.

Intrepid All Cap Fund

Because the Intrepid All Cap Fund has the flexibility to invest in either small, mid or large cap stocks, we will sometimes note which market cap range seems to be producing more opportunities. Currently, it appears to us that larger companies are presenting us with more opportunities than small caps. This makes sense intuitively in periods in which the small cap market appreciates particularly quickly, as has been the case in the past nine months. The Russell 2000 Index is up 9.12% compared to the S&P 500 Index, which is up 3.89%.

In addition to the normal practice of buying and selling investments, we have also taken some capital losses at the end of the fiscal year to mitigate the total capital gains distribution which will occur toward the end of the calendar year. In these cases, the investments are typically sold and not repurchased until 30 days have passed.

In closing, we like to review the average discount within the portfolio.  Each investment will have a discount to intrinsic value which is based upon its market price and our calculated intrinsic value.  The average discount within the All Cap Fund is roughly 9%. In our previous letter six months ago, the average discount was 7%. As the market receded in the summer months, the average discount widened a bit, but the gap has been closing over the past month as stocks have rallied. As the average discount shrinks, we are more likely to be sellers rather than buyers. This is especially true in periods of heightened volatility. Over the long-term, the intrinsic value of a business can grow. However, in the short-term, intrinsic values have not changed as rapidly as stock prices. Therefore, if the stock price of a business rapidly appreciates in a short time period, the discount may evaporate, and we would be forced to sell the position.  Where possible, we will continue to add to positions in which the intrinsic value discounts remain large, and we remain vigilant in searching for new ideas that are underpriced.

Sincerely,

Gregory M. Estes
All Cap Fund Portfolio Manager

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in small- and mid-cap stocks and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

Must be preceded or accompanied by a prospectus

The Russell 2000 Index measures the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 8% of the total market capitalization of that index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Please refer to the Schedule of Investments on pages 29-31 for a complete list of fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2010 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2010 through September 30, 2010.

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual	$1,000.00	$1,028.50	$7.17
Hypothetical (5% return before expenses)	1,000.00	1,018.00	7.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2010 (Unaudited)

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual	$1,000.00	$1,036.30	$7.15
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual	$1,000.00	$1,037.60	$5.87
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual	$1,000.00	$1,027.80	$6.25
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over theperiod, multiplied by 183/365 to reflect the period.

INTREPID ALL CAP FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010
Actual	$1,000.00	$1,008.90	$9.82
Hypothetical (5% return before expenses)	1,000.00	1,015.29	9.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over theperiod, multiplied by 183/365 to reflect the period.

The Institutional Classes of the Intrepid Capital Fund and the Intrepid Income Fund do not have a full six months of operating history.  As such, these classes are not able to be used for comparative purposes and have been omitted from this example.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2010)

				Since Inception
	1 Year	3 Year	5 Year	(01/03/05)
Intrepid Capital Fund - Investor Class	14.27%	7.03%	7.70%	6.35%
S&P 500 Total Return Index	10.16%	-7.16%	0.64%	1.18%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	18.51%	8.60%	8.30%	7.55%
Barclays Capital U.S. Government/Credit Index	8.73%	7.46%	6.15%	5.65%
Bank of America Merrill Combined Index
(60% S&P 500, 40% Bank of America Merrill)	13.72%	-0.90%	3.81%	3.83%
Barclays Capital Combined Index
(60% S&P 500, 40% Barclays Capital)	10.10%	-1.00%	3.19%	3.29%
Intrepid Capital Fund - Institutional Class	N/A	N/A	N/A	0.09%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2010)

			Since Inception
	1 Year	3 Year	(10/03/05)
Intrepid Small Cap Fund - Investor Class	15.30%	14.53%	12.99%
Russell 2000 Total Return Index	13.35%	-4.29%	1.52%
Intrepid Small Cap Fund - Institutional Class	N/A	N/A	16.70%*

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2010)

			Since Inception
	1 Year	3 Year	(07/02/07)
Intrepid Income Fund - Investor Class	8.10%	5.00%	4.82%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	18.51%	8.60%	8.05%
Intrepid Income Fund - Institutional Class	N/A	N/A	1.59%*

*	Inception date of the Institutional Class was 8/16/10.

Intrepid All Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX – An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2010)

		Since Inception
	1 Year	(10/31/07)
Intrepid All Cap Fund	13.93%	1.09%
S&P 500 Total Return Index	10.16%	-7.86%
Russell 3000 Total Return Index	10.96%	-7.35%

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
September 30, 2010 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$130,703,748
Convertible Bonds	1,610,072
Corporate Bonds	46,257,399
Real Estate Investment Trust	3,809,224
U.S. Treasury Obligations	27,988,004
Other Short-Term Investments	11,730,223
$222,098,670

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Consumer Discretionary	$114,545,744
Short-Term Investments	109,156,493
Information Technology	100,310,420
Financials	54,748,085
Consumer Staples	39,807,964
Industrials	37,970,012
Health Care	27,918,127
Energy	42,554,466
Materials	26,893,234
Utilities	9,996,012
Telecommunication Services	6,330,400
$570,230,957

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments) (continued)
September 30, 2010 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$42,720,829
U.S. Treasury Obligations	14,997,339
Convertible Bonds	4,420,405
Other Short-Term Investments	2,922,349
Real Estate Investment Trust	646,000
$65,706,922

INTREPID ALL CAP FUND

Components of Portfolio Holdings
Information Technology	$4,981,400
Short-Term Investments	3,765,966
Consumer Discretionary	3,000,030
Financials	2,872,992
Consumer Staples	2,842,929
Health Care	2,398,934
Telecommunication Services	848,864
Energy	608,072
Materials	354,932
$21,674,119

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2010

COMMON STOCKS - 58.55%	Shares	Value

Capital Goods - 1.05%
Orbital Sciences Corp. (a)	152,700	$2,336,310
Consumer Durables & Apparel - 2.39%
American Greetings Corp.	286,400	5,324,176
Summer Infant, Inc. (a)	1,400	10,948
		5,335,124
Consumer Services - 1.45%
Dover Motorsports, Inc. (a)	670,750	1,227,472
Speedway Motorsports, Inc.	128,064	2,008,044
		3,235,516
Diversified Financials - 2.09%
Federated Investors, Inc.	204,600	4,656,696
Energy - 3.49%
Bill Barrett Corp. (a)	72,000	2,592,000
Tidewater, Inc.	116,300	5,211,403
		7,803,403
Food & Staples Retailing - 1.92%
Weis Markets, Inc.	109,439	4,282,348
Food, Beverage & Tobacco - 1.90%
Kraft Foods, Inc.	81,567	2,517,158
Sara Lee Corp.	129,050	1,733,141
		4,250,299
Health Care Equipment & Services - 3.15%
CR Bard, Inc.	35,035	2,852,900
ICU Medical, Inc. (a)	112,350	4,189,532
		7,042,432
Household & Personal Products - 4.98%
Central Garden & Pet Co. - Class A (a)	356,280	3,691,061
Oil-Dri Corporation of America - Class A	105,847	2,276,769
Prestige Brands Holdings, Inc. (a)	519,906	5,141,870
		11,109,700
Insurance - 5.70%
Baldwin & Lyons, Inc. - Class B	143,171	3,643,702
Berkshire Hathaway, Inc. - Class B (a)	56,500	4,671,420
Brown & Brown, Inc.	118,270	2,387,871
The Travelers Companies, Inc.	39,056	2,034,818
		12,737,811

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

COMMON STOCKS - 58.55% (continued)	Shares	Value

Materials - 4.50%
Newmont Mining Corp.	72,630	$4,561,890
Pan American Silver Corp. (b)	47,190	1,396,352
Royal Gold, Inc.	82,000	4,086,880
		10,045,122
Media - 1.99%
Comcast Corp. - Class A	156,231	2,824,656
John Wiley & Sons, Inc. - Class A	39,595	1,617,852
		4,442,508
Pharmaceuticals, Biotechnology & Life Sciences - 4.16%
Bio-Rad Laboratories, Inc. (a)	29,551	2,674,661
Gilead Sciences, Inc. (a)	70,830	2,522,256
Johnson & Johnson	66,000	4,089,360
		9,286,277
Retailing - 6.02%
Aaron’s, Inc.	267,408	4,933,678
Foot Locker, Inc.	150,000	2,179,500
Midas, Inc. (a) (c)	205,526	1,564,053
Rent-A-Center, Inc.	212,369	4,752,818
		13,430,049
Software & Services - 8.02%
Automatic Data Processing, Inc.	48,647	2,044,634
CSG Systems International, Inc. (a)	97,325	1,774,235
EPIQ Systems, Inc.	332,880	4,081,109
Global Payments, Inc.	61,962	2,657,550
Mantech International Corp.	111,004	4,395,758
Total System Services, Inc.	193,105	2,942,920
		17,896,206
Technology Hardware & Equipment - 3.99%
Dell, Inc. (a)	305,890	3,964,334
Mocon, Inc.	24,232	303,385
Tekelec (a)	357,289	4,630,466
		8,898,185
Telecommunication Services - 1.75%
Telephone & Data Systems, Inc.	119,383	3,915,762
TOTAL COMMON STOCKS (Cost $119,844,039)		130,703,748

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

CONVERTIBLE BONDS - 0.72%	Principal Amount	Value

Energy - 0.31%
Bill Barrett Corp.
5.000%, 03/15/2028	$682,000	$692,230

Food & Staples Retailing - 0.41%
Spartan Stores, Inc.
3.375%, 05/15/2027	1,017,000	917,842
TOTAL CONVERTIBLE BONDS (Cost $1,481,996)		1,610,072

CORPORATE BONDS - 20.72%

Capital Goods - 1.28%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (d)	1,529,000	1,490,775
Interline Brands, Inc.
8.125%, 06/15/2014	1,334,000	1,377,355
		2,868,130
Commercial & Professional Services - 0.85%
Mobile Mini, Inc.
6.875%, 05/01/2015	1,290,000	1,264,200
9.750%, 08/01/2014	603,000	630,135
		1,894,335
Computer and Electronic Product Manufacturing - 0.85%
Communications & Power Industries, Inc.
8.000%, 02/01/2012	1,894,000	1,898,735

Consumer Durables & Apparel - 3.21%
American Greetings Corp.
7.375%, 06/01/2016	2,295,000	2,335,163
Perry Ellis International, Inc.
8.875%, 09/15/2013	2,447,000	2,483,705
Hanesbrand, Inc.
4.121%, 12/15/2014 (d)	2,442,000	2,350,425
		7,169,293
Consumer Services - 1.28%
Speedway Motorsports, Inc.
6.750%, 06/01/2013	2,836,000	2,864,360

Diversified Financials - 0.14%
Dycom Investments, Inc.
8.125%, 10/15/2015	300,000	306,750

Household & Personal Products - 1.87%
Central Garden & Pet Co.
8.250%, 03/01/2018	1,592,000	1,625,830

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

CORPORATE BONDS - 20.72% (continued)	Principal Amount	Value

Household & Personal Products - 1.87% (continued)
Church & Dwight Co., Inc.
6.000%, 12/15/2012	$2,510,000	$2,541,375
		4,167,205
Materials - 2.55%
AEP Industries, Inc.
7.875%, 03/15/2013	2,954,000	2,983,540
Silgan Holdings, Inc.
7.250%, 08/15/2016	1,050,000	1,114,312
6.750%, 11/15/2013	1,581,000	1,604,715
		5,702,567
Media - 1.81%
Scholastic Corp.
5.000%, 04/15/2013	2,812,000	2,812,000
Valassis Communications, Inc.
8.250%, 03/01/2015	1,168,000	1,226,400
		4,038,400
Pharmaceuticals, Biotechnology & Life Sciences - 1.80%
Bio-Rad Laboratories, Inc.
7.500%, 08/15/2013	3,958,000	4,007,475

Retailing - 3.60%
Collective Brands, Inc.
8.250%, 08/01/2013	2,626,000	2,665,390
PEP Boys Manny Moe & Jack
7.500%, 12/15/2014	3,920,000	3,920,000
RadioShack Corp.
7.375%, 05/15/2011	1,398,000	1,446,930
		8,032,320
Telecommunications - 1.48%
Syniverse Technologies, Inc.
7.750%, 08/15/2013	3,239,000	3,307,829
TOTAL CORPORATE BONDS (Cost $45,189,747)		46,257,399

REAL ESTATE INVESTMENT TRUST - 1.71%	Shares

Real Estate - 1.71%
Potlatch Corp.	112,036	3,809,224
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,687,183)		3,809,224

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

SHORT-TERM INVESTMENTS - 17.79%	Shares	Value
Money Market Funds - 5.25%
Fidelity Institutional Money Market Funds - Government Portfolio	2,886,223	$2,886,223
SEI Daily Income Trust Treasury Fund	8,844,000	8,844,000
		11,730,223

U.S. Treasury Bills - 12.54%	Principal Amount
0.109%, 10/28/2010 (e)	$4,000,000	3,999,669
0.134%, 11/12/2010 (e)	4,000,000	3,999,370
0.161%, 12/09/2010 (e)	4,000,000	3,998,773
0.154%, 01/13/2011 (e)	4,000,000	3,998,231
0.187%, 01/20/2011 (e)	4,000,000	3,997,719
0.176%, 02/10/2011 (e)	4,000,000	3,997,442
0.182%, 03/10/2011 (e)	4,000,000	3,996,800
		27,988,004
TOTAL SHORT-TERM INVESTMENTS (Cost $39,718,227)		39,718,227
Total Investments - 99.49% (Cost $209,921,192)		222,098,670
Other Assets in Excess of Liabilities - 0.51%		1,144,538
TOTAL NET ASSETS - 100.00%		$223,243,208

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7 to the financial statements.
(d)	Variable rate security. The rate shown is as of September 30, 2010.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2010

COMMON STOCKS - 81.19%	Shares	Value

Capital Goods - 5.00%
Applied Signal Technology, Inc.	425,339	$10,582,434
Ducommun, Inc.	278,457	6,064,794
Gencor Industries, Inc. (a)	244,231	1,743,809
Orbital Sciences Corp. (a)	642,414	9,828,934
		28,219,971
Commercial & Professional Services - 1.73%
FTI Consulting, Inc. (a)	281,062	9,750,041

Consumer Durables & Apparel - 3.62%
American Greetings Corp.	602,828	11,206,572
CSS Industries, Inc.	157,699	2,726,616
Jakks Pacific, Inc. (a)	367,100	6,475,644
		20,408,832
Consumer Services - 4.63%
Ambassadors Group, Inc.	217,136	2,462,322
International Speedway Corp. - Class A	299,990	7,319,756
Papa John’s International, Inc. (a)	269,200	7,101,496
Speedway Motorsports, Inc.	590,504	9,259,103
		26,142,677
Diversified Financials - 2.61%
Federated Investors, Inc.	534,500	12,165,220
Fifth Street Finance Corp.	231,910	2,583,477
		14,748,697
Energy - 7.54%
Bill Barrett Corp. (a)	450,077	16,202,772
Contango Oil & Gas Co. (a)	132,212	6,631,754
Tidewater, Inc.	440,079	19,719,940
		42,554,466
Food & Staples Retailing - 3.62%
Spartan Stores, Inc.	143,883	2,086,304
Weis Markets, Inc.	468,188	18,320,196
		20,406,500
Health Care Equipment & Services - 2.44%
ICU Medical, Inc. (a)	369,500	13,778,655

Household & Personal Products - 3.44%
Central Garden and Pet Co. - Class A (a)	339,156	3,513,656
Oil-Dri Corporation of America - Class A	272,997	5,872,165
Prestige Brands Holdings, Inc. (a)	1,012,704	10,015,643
		19,401,464

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

COMMON STOCKS - 81.19% (continued)	Shares	Value

Insurance - 6.55%
AMERISAFE, Inc. (a)	371,312	$6,973,239
Baldwin & Lyons, Inc. - Class B	265,286	6,751,529
Brown & Brown, Inc.	624,400	12,606,636
Hilltop Holdings, Inc. (a)	1,105,300	10,588,774
		36,920,178
Materials - 4.77%
Pan American Silver Corp. (b)	449,828	13,310,410
Royal Gold, Inc.	215,900	10,760,456
Sensient Technologies Corp.	92,567	2,822,368
		26,893,234
Media - 2.02%
Scholastic Corp.	408,646	11,368,532

Pharmaceuticals, Biotechnology & Life Sciences - 2.51%
Bio-Rad Laboratories, Inc. (a)	156,220	14,139,472

Retailing - 10.04%
Aaron’s, Inc.	812,276	14,986,492
Core-Mark Holding Co, Inc. (a)(c)	618,614	19,152,289
Foot Locker, Inc.	408,545	5,936,159
Midas, Inc. (a) (c)	475,593	3,619,263
Rent-A-Center, Inc.	577,815	12,931,500
		56,625,703
Software & Services - 13.56%
CSG Systems International, Inc. (a)	652,805	11,900,635
EPIQ Systems, Inc.	1,230,821	15,089,866
Global Payments, Inc.	263,854	11,316,698
Hudson Soft Co., Ltd. (b)	335,200	1,156,416
Mantech International Corp. (a)	401,537	15,900,865
Square Enix Holdings Co., Ltd. (b)	77,700	1,741,456
TECMO KOEI HOLDINGS CO., Ltd. (b)	825,600	5,419,605
Total Systems Services, Inc.	916,055	13,960,678
		76,486,219
Technology Hardware & Equipment - 4.22%
Mocon, Inc.	105,158	1,316,578
Tekelec (a)	875,500	11,346,480
Tellabs, Inc.	1,498,140	11,161,143
		23,824,201
Telecommunication Services - 1.12%
Telephone & Data Systems, Inc.	193,000	6,330,400

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

COMMON STOCKS - 81.19% (continued)	Shares	Value

Utilities - 1.77%
Portland General Electric Co.	492,900	$9,996,012
TOTAL COMMON STOCKS (Cost $415,183,607)		457,995,254

REAL ESTATE INVESTMENT TRUST - 0.55%

Real Estate - 0.55%
Potlatch Corp.	90,565	3,079,210
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,169,980)		3,079,210

SHORT-TERM INVESTMENTS - 19.35%

Money Market Funds - 11.37%
AIM STIT-Treasury Portfolio 0.06%	19,714,223	19,714,223
Fidelity Institutional Money Market Funds - Government Portfolio	22,224,000	22,224,000
SEI Daily Income Trust Treasury Fund	22,224,000	22,224,000
		64,162,223

U.S. Treasury Bills - 7.98%	Principal Amount
0.136%, 11/04/2010 (d)	$45,000,000	44,994,270
TOTAL SHORT-TERM INVESTMENTS (Cost $109,156,493)		109,156,493
Total Investments - 101.09% (Cost $526,510,080)		570,230,957
Liabilities in Excess of Other Assets - (1.09)%		(6,123,462)
TOTAL NET ASSETS - 100.00%		$564,107,495

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7 to the financial statements.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2010

CONVERTIBLE BONDS - 6.66%	Principal Amount	Value

Energy - 1.74%
Bill Barrett Corp.
5.000%, 03/15/2028	$1,136,000	$1,153,040

Food & Staples Retailing - 2.12%
Spartan Stores, Inc.
3.375%, 05/15/2027	1,560,000	1,407,900

Health Care Equipment & Services - 2.80%
Chemed Corp.
1.875%, 05/15/2014	1,942,000	1,859,465
TOTAL CONVERTIBLE BONDS (Cost $3,903,148)		4,420,405

CORPORATE BONDS - 64.33%

Capital Goods - 5.38%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (a)	1,875,000	1,828,125
Interline Brands, Inc.
8.125%, 06/15/2014	1,692,000	1,746,990
		3,575,115
Commercial & Professional Services - 3.06%
Mobile Mini, Inc.
6.875%, 05/01/2015	1,928,000	1,889,440
9.750%, 08/01/2014	137,000	143,165
		2,032,605
Computer and Electronic Product Manufacturing - 3.71%
Communications & Power Industries, Inc.
8.000%, 02/01/2012	2,460,000	2,466,150

Consumer Durables & Apparel - 9.35%
American Greetings Corp.
7.375%, 06/01/2016	2,031,000	2,066,542
Perry Ellis International, Inc.
8.875%, 09/15/2013	2,053,000	2,083,795
Hanesbrands, Inc.
4.121%, 12/15/2014 (a)	2,138,000	2,057,825
		6,208,162
Consumer Services - 3.87%
Speedway Motorsports, Inc.
6.750%, 06/01/2013	2,546,000	2,571,460

Diversified Financials - 0.61%
Dycom Investments, Inc.
8.125%, 10/15/2015	398,000	406,955

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

CORPORATE BONDS - 64.33% (continued)	Principal Amount	Value

Household & Personal Products - 6.47%
Central Garden and Pet Co.
8.250%, 03/01/2018	$1,320,000	$1,348,050
Church & Dwight Co., Inc.
6.000%, 12/15/2012	2,909,000	2,945,363
		4,293,413
Materials - 6.99%
AEP Industries, Inc.
7.875%, 03/15/2013	1,929,000	1,948,290
Silgan Holdings, Inc.
7.250%, 08/15/2016	200,000	212,250
6.750%, 11/15/2013	2,447,000	2,483,705
		4,644,245
Media - 6.42%
Scholastic Corp.
5.000%, 04/15/2013	2,869,000	2,869,000
Valassis Communications, Inc.
8.250%, 03/01/2015	1,324,000	1,390,200
		4,259,200
Pharmaceuticals, Biotechnology & Life Sciences - 4.26%
Bio-Rad Laboratories, Inc.
7.500%, 08/15/2013	2,794,000	2,828,925

Retailing - 10.04%
Collective Brands, Inc.
8.250%, 08/01/2013	2,818,000	2,860,270
PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	2,572,000	2,572,000
RadioShack Corp.
7.375%, 05/15/2011	1,192,000	1,233,720
		6,665,990
Telecommunications - 4.17%
Syniverse Technologies, Inc.
7.750%, 08/15/2013	2,711,000	2,768,609
TOTAL CORPORATE BONDS (Cost $41,098,652)		42,720,829

REAL ESTATE INVESTMENT TRUST - 0.97%	Shares

Real Estate - 0.97%
Potlatch Corp.	19,000	646,000
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $630,133)		646,000

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

SHORT-TERM INVESTMENTS - 26.99%	Shares	Value

Money Market Funds - 4.40%
Fidelity Institutional Money Market Funds - Government Portfolio	295,349	$295,349
SEI Daily Income Trust Treasury Fund	2,627,000	2,627,000
		2,922,349

U.S. Treasury Bills - 22.59%	Principal Amount
0.140%, 11/04/2010 (b)	$10,000,000	9,998,680
0.137%, 12/09/2010 (b)	5,000,000	4,998,659
		14,997,339
TOTAL SHORT-TERM INVESTMENTS (Cost $17,919,688)		17,919,688
Total Investments - 98.95% (Cost $63,551,621)		65,706,922
Other Assets in Excess of Liabilities - 1.05%		695,950
TOTAL NET ASSETS - 100.00%		$66,402,872

Percentages are stated as a percent of net assets.
(a)	Variable rate security. The rate listed is as of September 30, 2010.
(b)	Rate shown is the effective yield based on the purchase price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2010

COMMON STOCKS - 81.72%	Shares	Value

Consumer Durables & Apparel - 2.03%
American Greetings Corp.	23,400	$435,006

Consumer Services - 1.97%
Speedway Motorsports, Inc.	26,905	421,870

Diversified Financials - 3.54%
Federated Investors, Inc.	13,900	316,364
Fifth Street Finance Corp.	39,500	440,030
		756,394
Energy - 2.84%
Tidewater, Inc.	13,570	608,072

Food & Staples Retailing - 2.63%
The Kroger Co.	10,300	223,098
Weis Markets, Inc.	8,706	340,666
		563,764
Food, Beverage & Tobacco - 7.84%
Constellation Brands, Inc. (a)	18,075	319,746
Kraft Foods, Inc.	17,880	551,777
Lorillard, Inc.	2,900	232,899
Sara Lee Corp.	42,760	574,267
		1,678,689
Health Care Equipment & Services - 5.16%
CR Bard, Inc.	10,620	864,786
ICU Medical, Inc. (a)	6,400	238,656
		1,103,442
Household & Personal Products - 2.81%
Central Garden and Pet Co. - Class A (a)	21,600	223,776
Prestige Brands Holdings, Inc. (a)	38,089	376,700
		600,476
Insurance - 7.93%
Baldwin & Lyons, Inc. - Class B	18,140	461,663
Brown & Brown, Inc.	27,870	562,695
The Travelers Companies, Inc.	12,895	671,830
		1,696,188
Materials - 1.66%
Pan American Silver Corp. (b)	11,995	354,932

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

COMMON STOCKS - 81.72% (continued)	Shares	Value

Media - 5.22%
Comcast Corp. - Class A	22,365	$404,359
John Wiley & Sons, Inc. - Class A	17,445	712,803
		1,117,162
Pharmaceuticals, Biotechnology & Life Sciences - 6.05%
Bio-Rad Laboratories, Inc. (a)	4,840	438,069
Cephalon, Inc. (a)	6,885	429,899
Johnson & Johnson	6,900	427,524
		1,295,492
Retailing - 4.79%
Aaron’s, Inc.	36,650	676,193
Rent-A-Center, Inc.	15,630	349,799
		1,025,992
Software & Services - 12.92%
CSG Systems International, Inc. (a)	9,800	178,654
EPIQ Systems, Inc.	45,500	557,830
Global Payments, Inc.	14,400	617,616
Mantech International Corp. (a)	11,110	439,956
Paychex, Inc.	15,900	437,091
Total System Services, Inc.	34,970	532,943
		2,764,090
Technology Hardware & Equipment - 10.36%
Dell, Inc. (a)	63,590	824,126
Tekelec (a)	36,200	469,152
Tellabs, Inc.	61,535	458,436
Western Digital Corp. (a)	16,400	465,596
		2,217,310
Telecommunication Services - 3.97%
Telephone & Data Systems, Inc.	25,880	848,864
TOTAL COMMON STOCKS (Cost $15,873,333)		17,487,743

REAL ESTATE INVESTMENT TRUST - 1.96%

Real Estate - 1.96%
Potlatch Corp.	12,365	420,410
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $352,173)		420,410

SHORT-TERM INVESTMENTS - 17.60%

Money Market Funds - 6.39%
Fidelity Institutional Money Market Funds - Government Portfolio	510,255	510,255
SEI Daily Income Trust Treasury Fund	857,000	857,000
		1,367,255

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

SHORT-TERM INVESTMENTS - 17.60% (continued)	Principal Amount	Value

U.S. Treasury Bills - 11.21%
0.222%, 11/18/2010 (c)	$800,000	$799,765
0.187%, 01/20/2011 (c)	800,000	799,543
0.177%, 03/03/2011 (c)	800,000	799,403
		2,398,711
TOTAL SHORT-TERM INVESTMENTS (Cost $3,765,966)		3,765,966
Total Investments - 101.28% (Cost $19,991,472)		21,674,119
Liabilities in Excess of Other Assets - (1.28)%		(273,189)
TOTAL NET ASSETS - 100.00%		$21,400,930

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$220,534,617	$547,459,405	$65,706,922	$21,674,119
Affiliated issuers	1,564,053	22,771,552	—	—
Income receivable	879,297	350,457	761,980	16,876
Receivable from fund shares sold	1,280,900	3,457,015	24,925	250
Receivable from investments sold	2,122,715	4,612,016	—	—
Other assets	25,421	60,022	25,610	12,664
Total assets	226,407,003	578,710,467	66,519,437	21,703,909

LIABILITIES:
Payable for fund shares redeemed	34,596	243,764	4,000	—
Payable for investments purchased	2,871,601	13,700,978	—	245,602
Payable to Investment Adviser	130,555	353,051	20,350	5,959
Payable to Custodian	2,038	10,233	785	348
Accrued expenses	125,005	294,946	91,430	51,070
Total liabilities	3,163,795	14,602,972	116,565	302,979
Total net assets	$223,243,208	$564,107,495	$66,402,872	$21,400,930

NET ASSETS CONSIST OF:
Capital stock	$205,026,457	$491,264,243	$64,504,739	$18,128,817
Accumulated net investment income (loss)	(41,745)	(2,150)	19,483	—
Accumulated net realized
gain (loss) on investments	6,081,085	29,123,923	(276,651)	1,589,466
Unrealized appreciation on investments	12,177,411	43,721,479	2,155,301	1,682,647
Total net assets	$223,243,208	$564,107,495	$66,402,872	$21,400,930

Investor Class
Net Assets	$136,990,730	$511,726,435	$41,455,624	$21,400,930
Shares outstanding	12,355,236	32,020,979	4,243,095	2,092,215

Institutional Class
Net Assets	$86,252,478	$52,381,060	$24,947,248	—
Shares outstanding	7,772,797	3,269,040	2,554,579	—

Total shares outstanding (unlimited shares
of no par value authorized)	20,128,033	35,290,019	6,797,674	2,092,215

Investor Class Net asset value, offering
and redemption price per share	$11.09	$15.98	$9.77	$10.23

Institutional Class Net asset value, offering
and redemption price per share	$11.10	$16.02	$9.77	N/A

(1)	Cost of Investments:
	Unaffiliated issuers	$208,250,897	$505,940,203	$63,551,621	$19,991,472
	Affiliated issuers	1,670,295	20,569,877	—	—

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2010

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
INVESTMENT INCOME:
Dividend income	$1,241,934	$4,819,743	$19,380	$285,891
Interest income	2,566,114	73,236	3,958,451	8,597
Total investment income	3,808,048	4,892,979	3,977,831	294,488

Advisory fees	1,249,407	3,867,666	476,923	201,606
Distribution (12b-1) fees - Investor Class Only	248,847	894,418	151,803	50,401
Administration fees	108,312	332,562	55,656	33,197
Shareholder servicing fees and expenses	56,057	154,515	32,281	22,997
Professional fees	49,508	76,594	48,060	47,275
Federal and state registration	44,150	81,732	22,865	20,130
Fund accounting fees	40,624	121,878	23,422	8,582
Custody fees	19,079	47,858	7,131	3,694
Reports to shareholders	16,513	69,790	9,938	6,365
Insurance	9,828	17,898	7,625	1,700
Trustees fees and expenses	9,809	30,570	5,194	1,715
Compliance fees	1,613	5,274	919	281
Miscellaneous	1,541	1,986	1,257	1,293
Total expenses before Adviser reimbursement	1,855,288	5,702,741	843,074	399,236
Expenses reimbursed by Adviser	(119,037)	(349,588)	(63,406)	(6,105)
Net expenses	1,736,251	5,353,153	779,668	393,131
Net investment income (loss)	2,071,797	(460,174)	3,198,163	(98,643)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain on investments
Unaffiliated issuers	6,539,202	31,722,030	749,294	2,121,195
Affiliated issuers	—	154,952	—	—
	6,539,202	31,876,982	749,294	2,121,195
Net change in unrealized
appreciation on investments	8,304,278	21,128,036	997,621	598,800
Net realized and unrealized
gain on investments	14,843,480	53,005,018	1,746,915	2,719,995
Net increase in net assets
resulting from operations	$16,915,277	$52,544,844	$4,945,078	$2,621,352

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
OPERATIONS:
Net investment income	$2,071,797	$1,214,887
Net realized gain on investments	6,539,202	790,183
Net change in unrealized appreciation on investments	8,304,278	5,329,262
Net increase in assets resulting from operations	16,915,277	7,334,332

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(1,528,635)	(1,206,495)
From net investment income - Institutional Class	(500,632)	—
From net realized gain - Investor Class	(1,340,955)	(767,283)
From net realized gain - Institutional Class	—	—
Total distributions	(3,370,222)	(1,973,778)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	113,372,364	42,413,011
Proceeds from shares sold - Institutional Class	85,000,112	—
Proceeds from shares issued to holders
in reinvestment of dividends - Investor Class	2,791,918	1,934,213
Proceeds from shares issued to holders
in reinvestment of dividends - Institutional Class	490,771	—
Cost of shares redeemed - Investor Class(1)	(65,483,812)	(11,607,209)
Cost of shares redeemed - Institutional Class(2)	(1,071,293)	—
Net increase in net assets from capital share transactions	135,100,060	32,740,015

TOTAL INCREASE IN NET ASSETS	148,645,115	38,100,569

NET ASSETS:
Beginning of period	74,598,093	36,497,524
End of period (including undistributed net
investment loss of $41,745 and $9,125)	$223,243,208	$74,598,093

(1)	Net of redemption fees of $11,132 and $37,161, respectively.
(2)	Net of redemption fees of $89 and $0, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
OPERATIONS:
Net investment loss	$(460,174)	$(95,265)
Net realized gain on investments	31,876,982	14,338,596
Net change in unrealized appreciation on investments	21,128,036	23,274,609
Net increase in assets resulting from operations	52,544,844	37,517,940

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	—	(47,220)
From net investment income - Institutional Class	—	—
From net realized gain - Investor Class	(15,410,520)	(670,152)
From net realized gain - Institutional Class	(1,109,829)	—
Total distributions	(16,520,349)	(717,372)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	405,020,428	225,033,351
Proceeds from shares sold - Institutional Class	58,722,103	—
Proceeds from shares issued to holders
in reinvestment of dividends - Investor Class	15,345,033	717,075
Proceeds from shares issued to holders
in reinvestment of dividends - Institutional Class	763,385	—
Cost of shares redeemed - Investor Class(1)	(183,915,625)	(40,146,036)
Cost of shares redeemed - Institutional Class(2)	(10,750,985)	—
Net increase in net assets from capital share transactions	285,184,339	185,604,390

TOTAL INCREASE IN NET ASSETS	321,208,834	222,404,958

NET ASSETS:
Beginning of period	242,898,661	20,493,703
End of period (including undistributed net
investment loss of $2,150 and $0)	$564,107,495	$242,898,661

(1)	Net of redemption fees of $86,002 and $33,073, respectively.
(2)	Net of redemption fees of $1,432 and $0, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
OPERATIONS:
Net investment income	$3,198,163	$2,519,940
Net realized gain (loss) on investments	749,294	(799,073)
Net change in unrealized appreciation on investments	997,621	2,687,156
Net increase in assets resulting from operations	4,945,078	4,408,023

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,981,587)	(2,543,948)
From net investment income - Institutional Class	(289,317)	—
From net realized gain - Investor Class	—	—
From net realized gain - Institutional Class	—	—
Total distributions	(3,270,904)	(2,543,948)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	19,667,919	26,331,138
Proceeds from shares sold - Institutional Class	24,799,020	—
Proceeds from shares issued to holders
in reinvestment of dividends - Investor Class	2,976,130	2,542,453
Proceeds from shares issued to holders
in reinvestment of dividends - Institutional Class	289,317	—
Cost of shares redeemed - Investor Class(1)	(36,768,759)	(5,508,794)
Cost of shares redeemed - Institutional Class(2)	(206,600)	—
Net increase in net assets from capital share transactions	10,757,027	23,364,797

TOTAL INCREASE IN NET ASSETS	12,431,201	25,228,872

NET ASSETS:
Beginning of period	53,971,671	28,742,799
End of period (including undistributed net
investment gain of $19,483 and $15,733)	$66,402,872	$53,971,671

(1)	Net of redemption fees of $240 and $9,633, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
OPERATIONS:
Net investment income (loss)	$(98,643)	$3,707
Net realized gain (loss) on investments	2,121,195	(221,581)
Net change in unrealized appreciation on investments	598,800	1,765,981
Net increase in assets resulting from operations	2,621,352	1,548,107

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(13,071)
From net realized gain	(112,042)	—
Total distributions	(112,042)	(13,071)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,591,111	10,018,504
Proceeds from shares issued to holders
in reinvestment of dividends	112,042	13,071
Cost of shares redeemed	(4,263,941)	(1,364,496)
Net increase in net assets from capital share transactions	2,439,212	8,667,079

TOTAL INCREASE IN NET ASSETS	4,948,522	10,202,115

NET ASSETS:
Beginning of period	16,452,408	6,250,293
End of period (including undistributed net
investment loss of $0 and $35)	$21,400,930	$16,452,408

(1)	Commencement of Operations.
(2)	Net of redemption fees of $118 and $150, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2010	2009	2008	2007		2006
NET ASSET VALUE:
Beginning of period	$9.99	$9.67	$10.55	$10.18		$9.76

OPERATIONS:
Net investment income	0.16	0.23	0.18	0.47		0.19
Net realized and unrealized
gain (loss) on investment securities	1.24	0.52	(0.30)	0.55		0.52
Total from operations	1.40	0.75	(0.12)	1.02		0.71

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.23)	(0.18)	(0.47)		(0.19)
From net realized gains	(0.15)	(0.20)	(0.58)	(0.18)		(0.10)
Total distributions	(0.30)	(0.43)	(0.76)	(0.65)		(0.29)

NET ASSET VALUE:
End of period	$11.09	$9.99	$9.67	$10.55		$10.18
Total return	14.27%	8.85%	(1.41)%	10.10%		7.34%

Net assets at end of period (000s omitted)	$136,991	$74,598	$36,498	$33,482		$27,845

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement /recapture	1.53%	1.71%	1.79%	1.95%		2.08%
After expense reimbursement /recapture	1.45%	1.80%	1.95%	1.95	%(1)	1.95%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement /recapture	1.54%	2.79%	1.95%	4.35%		1.76%
After expense reimbursement /recapture	1.62%	2.70%	1.79%	4.35	%(1)	1.89%
Portfolio turnover rate	54%	60%	86%	40%		24%

(1)	The recouped amount is less than .01%

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	April 30, 2010(1)
	through
	September 30, 2010
NET ASSET VALUE:
Beginning of period	$11.17

OPERATIONS:
Net investment income	0.07
Net realized and unrealized loss on investment securities	(0.06)
Total from operations	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.08)
From net realized gains	—
Total distributions	(0.08)

NET ASSET VALUE:
End of period	$11.10
Total return	0.09	%(2)

Net assets at end of period (000s omitted)	$86,252

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.31	%(3)
After expense reimbursement	1.15	%(3)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	1.66	%(3)
After expense reimbursement	1.82	%(3)
Portfolio turnover rate	54	%(2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

					October 3, 2005(1)
	Year Ended September 30,				through
					September 30,
	2010	2009	2008	2007	2006
NET ASSET VALUE:
Beginning of period	$14.66	$11.60	$12.04	$10.37	$10.00

OPERATIONS:
Net investment income (loss)	(0.02)	(0.01)	0.04	0.14	0.14
Net realized and unrealized
gain on investment securities	2.18	3.32	0.07	1.57	0.37
Total from operations	2.16	3.31	0.11	1.71	0.51

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.11)	(0.04)	(0.14)
From net realized gains	(0.84)	(0.23)	(0.44)	—	—
Total distributions	(0.84)	(0.25)	(0.55)	(0.04)	(0.14)

NET ASSET VALUE:
End of period	$15.98	$14.66	$11.60	$12.04	$10.37
Total return	15.30%	29.35%	0.74%	16.46%	5.14	%(2)

Net assets at end of period (000s omitted)	$511,726	$242,899	$20,494	$5,387	$1,993

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.49%	1.62%	2.28%	4.80%	7.88	%(3)
After expense reimbursement	1.40%	1.57%	1.95%	1.95%	1.95	%(3)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.23)%	(0.16)%	0.24%	(1.27)%	(4.12	)%(3)
After expense reimbursement	(0.14)%	(0.11)%	0.57%	1.58%	1.81	%(3)
Portfolio turnover rate	61%	163%	159%	126%	22	%(2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	November 3, 2009(1)
	through
	September 30, 2010
NET ASSET VALUE:
Beginning of period	$14.52

OPERATIONS:
Net investment income	0.01
Net realized and unrealized gain on investment securities	2.33
Total from operations	2.34

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	(0.84)
Total distributions	(0.84)

NET ASSET VALUE:
End of period	$16.02
Total return	16.70	%(2)

Net assets at end of period (000s omitted)	$52,381

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.26	%(3)
After expense reimbursement	1.15	%(3)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	0.01	%(3)
After expense reimbursement	0.12	%(3)
Portfolio turnover rate	61	%(2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				July 2, 2007(1)
	Year Ended September 30,			through
				September 30,
	2010	2009	2008	2007
NET ASSET VALUE:
Beginning of period	$9.51	$9.43	$9.94	$10.00

OPERATIONS:
Net investment income	0.52	0.57	0.46	0.13
Net realized and unrealized
gain (loss) on investment securities	0.24	0.09	(0.51)	(0.06)
Total from operations	0.76	0.66	(0.05)	0.07

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.58)	(0.46)	(0.13)
From net realized gains	—	—	0.00 (4)	—
Total distributions	(0.50)	(0.58)	(0.46)	(0.13)

NET ASSET VALUE:
End of period	$9.77	$9.51	$9.43	$9.94
Total return	8.10%	7.67%	(0.55)%	0.67	%(2)

Net assets at end of period (000s omitted)	$41,456	$53,972	$28,743	$21,872

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.33%	1.45%	1.61%	2.19	%(3)
After expense reimbursement	1.24%	1.25%	1.25%	1.25	%(3)

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	4.95%	6.53%	4.62%	4.51	%(3)
After expense reimbursement	5.04%	6.73%	4.98%	5.45	%(3)
Portfolio turnover rate	67%	45%	44%	12	%(2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.
(4)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	August 16, 2010(1)
	through
	September 30, 2010
NET ASSET VALUE:
Beginning of period	$9.73

OPERATIONS:
Net investment income	0.05
Net realized and unrealized gain on investment securities	0.10
Total from operations	0.15

LESS DISTRIBUTIONS:
From net investment income	(0.11)
From net realized gains	—
Total distributions	(0.11)

NET ASSET VALUE:
End of period	$9.77
Total return	1.59	%(2)

Net assets at end of period (000s omitted)	$24,947

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.22	%(3)
After expense reimbursement	0.90	%(3)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	4.56	%(3)
After expense reimbursement	4.88	%(3)
Portfolio turnover rate	67	%(2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Intrepid All Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended		October 31, 2007(1)
	September 30,		through
			September 30,
	2010	2009	2008
NET ASSET VALUE:
Beginning of period	$9.03	$8.74	$10.00

OPERATIONS:
Net investment income (loss)	(0.05)	0.01	0.02
Net realized and unrealized gain (loss) on investment securities	1.30	0.30	(1.27)
Total from operations	1.25	0.31	(1.25)

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.01)
From net realized gains	(0.05)	—	—
Total distributions	(0.05)	(0.02)	(0.01)

NET ASSET VALUE:
End of period	$10.23	$9.03	$8.74
Total return	13.93%	3.53%	(12.50	)%(2)

Net assets at end of period (000s omitted)	$21,401	$16,452	$6,250

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.98%	2.65%	2.99	%(3)
After expense reimbursement	1.95%	1.95%	1.95	%(3)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.52)%	(0.65)%	(0.80	)%(3)
After expense reimbursement	(0.49)%	0.05%	0.24	%(3)
Portfolio turnover rate	82%	93%	85	%(2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2010

1.ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2010, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2007, the Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid All Cap Fund commenced operations on October 31, 2007.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity investments, including common stocks, foreign issued common stocks, American depository receipts (ADR’s), exchange-traded funds, and real-estate investment trusts (REIT’s) which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities are valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Short-term investments are stated at amortized cost, which approximates fair value.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  These securities will generally be classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of September  30, 2010, in valuing the Funds’ investments carried at fair value:

The Intrepid Capital Fund
	Level 1	Level 2	Level 3	Total
Total Common Stock*	$130,703,748	$—	—	$130,703,748
Total Convertible Bonds*	—	1,610,072	—	1,610,072
Total Corporate Bonds*	—	46,257,399	—	46,257,399
Total Real Estate Investment Trust	3,809,224	—	—	3,809,224
Total U.S. Treasury Bills	—	27,988,004	—	27,988,004
Total Money Market Funds	11,730,223	—	—	11,730,223
Total Fund	$146,243,195	$75,855,475	—	$222,098,670

The Intrepid Small Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stock*	$457,995,254	$—	—	$457,995,254
Total Real Estate Investment Trust	3,079,210	—	—	3,079,210
Total U.S. Treasury Bills	—	44,994,270	—	44,994,270
Total Money Market Funds	64,162,223	—	—	64,162,223
Total Fund	$525,236,687	$44,994,270	—	$570,230,957

The Intrepid Income Fund
	Level 1	Level 2	Level 3	Total
Total Convertible Bonds*	$—	$4,420,405	—	$4,420,405
Total Corporate Bonds*	—	42,720,829	—	42,720,829
Total Real Estate Investment Trust	646,000	—	—	646,000
Total U.S. Treasury Bills	—	14,997,339	—	14,997,339
Total Money Market Funds	2,922,349	—	—	2,922,349
Total Fund	$3,568,349	$62,138,573	—	$65,706,922

The Intrepid All Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$17,487,743	$—	—	$17,487,743
Total Real Estate Investment Trust	420,410	—	—	420,410
Total U.S. Treasury Bills	—	2,398,711	—	2,398,711
Total Money Market Funds	1,367,255	—	—	1,367,255
Total Fund	$19,275,408	$2,398,711	—	$21,674,119

*	For further information regarding security characteristics, please see the Schedules of Investments.

There were no significant transfers between levels during the year ended September 30, 2010.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.   Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific share class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the statement of assets and liabilities date of September 30, 2010.  This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

3.INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid All Cap Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class’s average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  The Capital Fund’s Investor Class’s expenses were previously capped at 1.50% of average daily net assets for the period from October 1, 2009 through November 30, 2009.  The expense limitation agreement was subsequently lowered to 1.49% of average daily net assets until April 30, 2010 when it was lowered to the current level.  The Small Cap Fund’s Investor Class’s expenses were previously capped at 1.45% of average daily net assets for the period of October 1, 2009 through November 2, 2009.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expense, to the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

extent necessary to ensure that the Fund’s operating expenses did not exceed 1.15% of average daily net assets of the Investor Class and 0.90% of average daily net assets of the Institutional Class.  The Investor Class’s expenses were previously capped at 1.25% of average daily net assets of the Investor’s Class’s average daily assets for the period of October 1, 2009 through August 16, 2010.  For the Intrepid All Cap Fund, the Advisor agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.95% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/11	9/30/12	9/30/13
Intrepid Capital Fund	$—	$—	$119,037
Intrepid Small Cap Fund	43,926	77,189	349,588
Intrepid Income Fund	95,694	77,259	63,406
Intrepid All Cap Fund	59,107	56,937	14,971

4.DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund, Small Cap Fund and Income Funds and the sole class of the All Cap Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2010 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$158,013,740	$55,500,695
Intrepid Small Cap Fund	400,858,253	191,350,565
Intrepid Income Fund	34,120,196	29,666,413
Intrepid All Cap Fund	14,449,729	13,060,201

6.CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Shares sold	10,617,478	4,884,623
Shares issued to holders in reinvestment of dividends	266,122	230,735
Shares redeemed	(5,997,555)	(1,420,665)
Net increase in shares	4,886,045	3,694,693
Shares outstanding:
Beginning of period	7,469,191	3,774,498
End of period	12,355,236	7,469,191

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Intrepid Capital Fund - Institutional Class
Period Ended
September 30, 2010(1)
Shares sold	7,827,104
Shares issued to holders in reinvestment of dividends	44,882
Shares redeemed	(99,189)
Net increase in shares	7,772,797
Shares outstanding:
Beginning of period	—
End of period	7,772,797

(1)	Share class commenced operations on April 30, 2010.

Intrepid Small Cap Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Shares sold	26,687,941	18,107,716
Shares issued to holders in reinvestment of dividends	1,049,591	67,969
Shares redeemed	(12,285,903)	(3,373,313)
Net increase in shares	15,451,629	14,802,372
Shares outstanding:
Beginning of period	16,569,350	1,766,978
End of period	32,020,979	16,569,350

Intrepid Small Cap Fund - Institutional Class
Period Ended
September 30, 2010(2)
Shares sold	3,906,906
Shares issued to holders in reinvestment of dividends	52,180
Shares redeemed	(690,046)
Net increase in shares	3,269,040
Shares outstanding:
Beginning of period	—
End of period	3,269,040

(2)	Share class commenced operations on November 3, 2009.

Intrepid Income Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Shares sold	2,034,241	2,970,253
Shares issued to holders in reinvestment of dividends	307,125	288,345
Shares redeemed	(3,774,970)	(631,143)
Net decrease in shares	(1,433,604)	2,627,455
Shares outstanding:
Beginning of period	5,676,699	3,049,244
End of period	4,243,095	5,676,699

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

Intrepid Income Fund - Institutional Class
Period Ended
September 30, 2010(3)
Shares sold	2,546,032
Shares issued to holders in reinvestment of dividends	29,643
Shares redeemed	(21,096)
Net increase in shares	2,554,579
Shares outstanding:
Beginning of period	—
End of period	2,554,579

(3)	Share class commenced operations on August 16, 2010.

Intrepid All Cap Fund
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Shares sold	681,479	1,288,935
Shares issued to holders in reinvestment of dividends	11,769	1,892
Shares redeemed	(423,543)	(183,104)
Net increase in shares	269,705	1,107,723
Shares outstanding:
Beginning of period	1,822,510	714,787
End of period	2,092,215	1,822,510

7.TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2009 through September 30, 2010.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund
	Share			Share
	Balance			Balance at			Value at
	at Oct. 1,			September 30,	Dividend	Realized	September 30,
Issuer Name	2009	Additions	Reductions	2010	Income	Gain/(Loss)	2010
Midas, Inc.	—	205,526	—	205,526	$—	$—	$1,564,053
					$—	$—	$1,564,053

Intrepid Small Cap Fund
	Share			Share
	Balance			Balance at			Value at
	at Oct. 1,			September 30,	Dividend	Realized	September 30,
Issuer Name	2009	Additions	Reductions	2010	Income	Gain/(Loss)	2010
Core-Mark
Holding Co., Inc.	224,167	394,447	—	618,614	$—	$—	$19,152,289
Midas, Inc.	—	534,693	(59,100)	475,593	—	154,952	3,619,263
					$—	$154,952	$22,771,552

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

8.FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal periods ended September 30, 2010 and 2009 are as follows:

	September 30, 2010		September 30, 2009
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$3,370,222	$—	$1,206,507	$767,271
Intrepid Small Cap Fund	16,350,377	169,972	578,320	139,053
Intrepid Income Fund	3,270,904	—	2,543,948	—
Intrepid All Cap Fund	108,967	3,075	13,071	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2010.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2010, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income (Loss)	Capital
Intrepid Capital Fund	$75,150	$(74,962)	$(188)
Intrepid Small Cap Fund	(458,024)	458,704	(680)
Intrepid Income Fund	(76,491)	76,491	—
Intrepid All Cap Fund	(98,684)	98,678	6

The permanent differences primarily relate to Real Estate Investment Trust (“REIT”) adjustments with differing book and tax methods for accounting.

As of September 30, 2010, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund	All Cap Fund
Cost of investments	$209,964,188	$528,443,748	$63,627,634	$20,106,530
Unrealized appreciation	15,135,395	51,241,440	2,188,350	1,930,871
Unrealized depreciation	(3,000,980)	(9,453,629)	(109,062)	(363,282)
Net unrealized appreciation (depreciation)	12,134,415	41,787,811	2,079,288	1,567,589
Undistributed ordinary income	4,876,970	21,546,753	95,496	1,506,739
Undistributed long-term capital gain	1,205,962	9,510,838	—	197,785
Distributable income	6,082,932	31,057,591	95,496	1,704,524
Other accumulated losses	(596)	(2,150)	(276,651)	—
Total accumulated earnings (losses)	$18,216,751	$72,843,252	$1,898,133	$3,272,113

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2010, the Intrepid Income Fund had $276,651 in capital loss carryforwards which can be used to offset future capital gains.  $148,626 of this amount expires in 2017 and $128,025 in 2018.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2010

At September 30, 2010, the Intrepid Capital Fund and the Intrepid Small Cap Fund had post-October capital losses of $596 and $2,150, respectively.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2010, or for any other tax years which are open for exam. As of September 30, 2010, open tax years include the tax years ended September 30, 2007 through 2010. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties, nor were any accrued as of September 30, 2010.

9.  LINE OF CREDIT

 The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund each have a revolving unsecured credit facility in the amounts of $5,000,000, $10,000,000, $5,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The lines of credit have a one year term and are reviewed annually by the Board of Trustees.  The current agreements run through October 15, 2011.  The interest rate as of September 30, 2010 was 3.25%.  During the fiscal year ended September 30, 2010, only the Intrepid Income Fund drew on its line of credit.  It borrowed $651,000 for a period of one day.  This resulted in $59 in interest expenses for the Fund.  This is included in Miscellaneous expenses in the Fund’s Statement of Operations.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprised of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund (collectively the “Funds”), as of September 30, 2010, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received form brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the respective periods indicated in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
November 24, 2010

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2010 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees

Roy F. Clarke, 70	Trustee	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust		since
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Peter R. Osterman, 62	Trustee	Indefinite	Sr. Vice President and Chief	4	None
c/o Intrepid Capital		Term	Financial Officer, HosePower
Management Funds Trust		since	U.S.A. (2010-present); Chief
1400 Marsh Landing		November	Financial Officer, W&O Supply,
Parkway, Suite 106		2004	Inc. (2001-2010).
Jacksonville Beach, FL 32250

Ed Vandergriff, 61	Trustee	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
1400 Marsh Landing		November	company) (2000-present).
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Interested Trustees

Mark F. Travis, 48	Trustee,	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	President	Term	Management Inc. (1995-
Management Funds Trust	and CCO	since	present); Chief Executive
1400 Marsh Landing		November	Officer, Intrepid Capital
Parkway, Suite 106		2004	Management Inc. (2003-
Jacksonville Beach, FL 32250			present).

Officers

Donald White, 49	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. (2003-present).
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2010 (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Intrepid Small Cap Fund and the Intrepid All Cap Fund designate $169,972 and $3,075, respectively, of total distributions paid during the fiscal year ended September 30, 2010 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 27.88%, 7.96%, 0.00% and 100.00%, respectively, of their ordinary income distributions for the period ended September 30, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2010, 24.70%, 7.50%, 0.00% and 100.00% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 48.30%, 0.30%, 98.63% and 7.92%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 39.79%. 100.00%, 0.00% and 100.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Intrepid Capital Management Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2010	FYE 09/30/2009
Audit Fees	$86,800	$84,400
Audit-Related Fees	$9,000	-
Tax Fees	$14,700	$14,280
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2010	FYE 09/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2010	FYE 09/30/2009
Registrant	$14,700	$14,280
Registrant’s Investment Adviser	$27,440	$33,038

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*        /s/Mark F. Travis
Mark F. Travis, President

Date     December 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Mark F. Travis
Mark F. Travis, President

Date

By (Signature and Title)*        /s/Donald C. White
Donald C. White, Treasurer

Date     December 6, 2010

* Print the name and title of each signing officer under his or her signature.